UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2005

                                Unit Corporation

             (Exact name of registrant as specified in its charter)



          Oklahoma                      1-9260                  73-1283193
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)



       7130 South Lewis, Suite 1000, Tulsa, Oklahoma           74136
          (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (918) 493-7700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     Written communications pursuant to Rule 425 under the Securities Act (17 --- CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR --- 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the --- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the --- Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.
           -------------

     Unit Corporation announced today that its wholly owned subsidiary, Unit Petroleum Company, reached a record 346.8 billion cubic feet equivalent increasing its proved oil and natural gas reserves 22% in 2004 and replaced 285% of its 2004 oil and natural gas production. Unit Drilling Company, a wholly owned subsidiary of Unit Corporation, announced its fourth quarter average rig utilization was 95.0 rigs and its average rig utilization for 2004 was 88.1 rigs, an increase of 36% and 40%, respectively, over the same periods in 2003.

     It is with deep sadness that the Board of Directors of Unit Corporation announces that Mr. John (Jack) S. Zink, a member of the board of directors since 1982, passed away on February 5, 2005. Mr. Zink served as a member of the board's compensation Committee.

Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

(a)  Financial Statements of Businesses Acquired.
     --------------------------------------------

Not Applicable.


(b)  Pro Forma Financial Information.
     --------------------------------

Not Applicable.


(c)  Exhibits.
     ---------


   99.1 Press release announcing Unit Corporation's reserve growth and rig utilization for 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Unit Corporation


Date: February 8, 2005            By:  /s/ Mark E. Schell
                                     --------------------
                                  Name:  Mark E. Schell
                                  Title:  Senior Vice President



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

                                 EXHIBIT INDEX
                                 -------------

   99.1 Press release announcing Unit Corporation's reserve growth and rig utilization for 2004.





































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